EXHIBIT 32

NATIONAL FUEL GAS COMPANY

Certification Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

    Each of the undersigned, D. P. BAUER, President and Chief Executive Officer and T. J. SILVERSTEIN, the Treasurer and Principal Financial Officer of NATIONAL FUEL GAS COMPANY (the "Company"), DOES HEREBY CERTIFY that:

    1.    The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 (the "Report") fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended; and

    2.    Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    IN WITNESS WHEREOF, each of the undersigned has executed this statement this 3rd day of August, 2023.

                                /s/ D. P. Bauer
                                President and Chief Executive Officer

                                /s/ T. J. Silverstein
                                Treasurer and Principal Financial Officer